UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 11, 2025

Date of Report (Date of earliest event reported)

DBV Technologies S.A.

(Exact name of registrant as specified in its charter)

France	001-36697	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 avenue de la République 92320 Châtillon France	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 1 55 42 78 78

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.10 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing five ordinary shares, nominal value €0.10 per share	DBVT	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2025, in connection with the shareholder vote at the Annual General Meeting (as defined below) approving the 13th resolution, the shareholders of DBV Technologies S.A. (the “Company”) approved 2024 ex-post compensation to Daniel Tassé, Chief Executive Officer of the Company, including $348,000 in variable compensation and a $150,000 exceptional bonus.

On June 11, 2025 in connection with the shareholder vote at the Annual General Meeting (as defined below) approving the 14th resolution related to compensation of named executive officers other than the CEO, the Board of Directors of the Company granted an exceptional bonus to Virginie Boucinha, Chief Financial Officer of the Company, in the amount of $67,454.70 (based on the ECB/USD conversion rate of EUR 1 = USD 1.1433 as of June 11, 2025), and to Pharis Mohideen, Chief Medical Officer of the Company, in the amount of $113,557.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2025, in connection with the shareholder vote at the Annual General Meeting (as defined below), the shareholders of the Company amended the Company’s bylaws (statuts), effective immediately.

Article 11 of the bylaws has been modified to allow the Board of Directors to take decisions by written consultation. Article 13 of the bylaws has been amended to set the age limit for the Chairman of the Board of Directors at 80 years old.

The foregoing description is qualified in its entirety by reference to the full text of the bylaws, the English translation of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2025, the Company held its Annual Combined Meeting of Shareholders (“Annual General Meeting”). At the Annual General Meeting, the Company’s shareholders voted on the thirty-nine proposals set forth below. The voting results with respect to each matter voted upon at the Annual General Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 15, 2025.

Within the authority of the Ordinary Shareholders’ Meeting:

1.	The resolution approving the annual financial statements for the year ended December 31, 2024 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,526,759	80,860	2,364,624

2.	The resolution approving the consolidated financial statements for the year ended December 31, 2024 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,526,790	80,860	2,364,593

3.	The resolution allocating income for the year ended December 31, 2024 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,529,918	85,025	2,357,300

4.	The resolution allocating the accumulated deficit to the “Additional paid-in capital” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,492,418	103,395	2,376,430

5.

The resolution approving the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Baker Bros Advisors LP in accordance with Articles L.225-38 and seq. of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
35,807,985	159,840	2,428,434

6.

The resolution approving the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
39,547,744	159,141	2,366,763

7.

The resolution approving the Registration Right Agreement signed on March 27, 2025, in particular between the Company, Baker Bros Advisors and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
24,968,088	162,197	2,367,379

8.	The resolution renewing Mr. Michel de Rosen as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,010,831	532,037	2,420,205

9.	The resolution renewing Mr. Timothy Morris, as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,043,876	506,142	2,422,225

10.	The resolution renewing Mr. Daniel Soland, as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,044,728	505,290	2,422,225

11.

The resolution approving the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2024 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,340,415	186,758	2,445,070

12.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Michel de Rosen, Chairman of the Board of Directors, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,266,590	278,064	2,427,589

13.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Daniel Tassé, Chief Executive Officer:

Voted For	Voted Against	Vote Withheld
49,854,086	691,688	2,426,469

14.	The resolution regarding the advisory opinion on the compensation of named executive officers other than the Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,207,003	282,832	2,482,408

15.	The resolution regarding the increase of the total remuneration (annual budget) allocated to Directors was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,072,090	515,500	2,384,653

16.	The resolution approving the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2025, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,843,792	703,908	2,424,543

17.	The resolution approving the compensation policy for the Directors for the year ending December 31, 2025, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,766,057	774,596	2,431,590

18.	The resolution approving the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2025 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,797,322	758,681	2,416,240

19.

The resolution authorizing the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,437,738	118,728	2,415,777

Within the authority of the Extraordinary Shareholders’ Meeting:

20.

The resolution delegating to the Board of Directors for the company to cancel the shares bought back pursuant to Article L.22-10-62 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,390,856	156,568	2,424,819

21.

The resolution delegating authority to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,029,610	514,146	2,428,487

22.

The resolution delegating authority to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,839,776	647,623	2,484,844

23.

The resolution delegating authority to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,833,708	709,015	2,429,520

24.

The resolution delegating powers to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights in favor of one or more persons to be designated by the Board of Directors was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,834,573	709,334	2,428,336

25.

The resolution delegating authority to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights in favor of a category of persons satisfying determined characteristics was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,820,527	717,949	2,433,767

26.

The resolution delegating authority to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,832,793	648,915	2,490,535

27.

The resolution delegating authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights, in the event of excess demand was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,886,029	646,748	2,439,466

28.

The resolution delegating to the Board of Directors to increase the share capital by issuance of ordinary shares and/or securities giving access to the share capital within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,905,053	565,763	2,501,427

29.	The resolution delegating authority to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
39,014,624	11,465,184	2,492,435

30.

The resolution delegating authority to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,886,363	597,701	2,488,179

31.

The resolution setting the overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth resolutions was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,433,613	166,869	2,371,761

32.	The resolution delegating authority to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,424,555	119,912	2,427,776

33.

The resolution delegating authority to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the share capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,239,678	313,199	2,419,366

34.

The resolution delegating authority to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights in favor of a category of persons was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,812,691	725,354	2,434,198

35.

The resolution authorizing the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,902,345	655,960	2,413,938

36.

The resolution authorizing the Board of Directors to grant stock options to employees and/or certain officers of the Company or related companies or economic interest groups was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,901,843	662,209	2,408,191

37.	The resolution ratifying the amendment to Article 11 of the bylaws was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,387,040	111,872	2,473,331

38.	The resolution regarding amendment of Article 13 of the Company’s bylaw to set the age limit for the Chairman of the Board of Directors at 80 years was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
39,477,931	207,226	13,287,086

Within the authority of the Ordinary Shareholders’ Meeting:

39.	The resolution regarding powers to complete formalities was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,467,819	103,074	2,401,350

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-laws (statuts) of DBV Technologies S.A. (English Translation)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2025	DBV TECHNOLOGIES S.A.

	By:	/s/ Virginie Boucinha
	Name:	Virginie Boucinha
	Title:	Chief Financial Officer